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                                                                  EXHIBIT 10.15

                                 REVOLVING NOTE

$25,000,000                                                    NOVEMBER 27, 1996


        FOR VALUE RECEIVED, each of the undersigned, (collectively, the "Borrowers") jointly and severally promises to pay to the order of BT COMMERCIAL CORPORATION, a Delaware corporation (the "LENDER") at c/o BT Commercial Corporation, as Agent for the Lender, 233 South Wacker Drive, 84th Floor, Chicago, Illinois 60606 (the "AGENT'S OFFICE") in lawful money of the United States of America and in immediately available funds, the principal amount of TWENTY-FIVE MILLION AND NO/100 DOLLARS ($25,000,000), or such lesser amount as may then constitute the unpaid aggregate principal amount of the Revolving Loans made by the Lender, on the Expiration Date or such earlier date as this Revolving Note may become due in accordance with the terms of the Credit Agreement referred to below. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings assigned thereto in the Credit Agreement.

        Each of the Borrowers further agrees to pay, on a joint and several basis, interest at the Agent's Office, in like money, on the unpaid principal amount owing hereunder from time to time from the date hereof on the dates and at the rates specified in and calculated pursuant to Article 4 of the Credit Agreement.

        If any payment on this Revolving Note becomes due and payable on a day other than a Business Day, the maturity thereof shall be extended to the next succeeding Business Day, and with respect to payments of principal, interest thereon shall be payable at the then applicable rate during such extension.

        This Revolving Note is one of the Revolving Notes referred to in and executed and delivered pursuant to that certain Credit Agreement dated as of November 27, 1996 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"), among the Borrowers, Hawk Corporation, a Delaware corporation, as borrowing agent for the Borrowers, the Lender, certain other financial institutions as parties thereto and BT Commercial Corporation, as agent, to which reference is hereby made for a statement of the terms and conditions under which the Revolving Loans evidenced hereby are to be made and repaid.

        This Revolving Note is secured by certain Collateral Documents. Reference is made to such Collateral Documents and to the Credit Agreement for the terms and conditions governing the Collateral which secures the Obligations.

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        Each Borrower (and each endorser, guarantor or surety hereof) hereby waives presentment, demand, protest and notice of any kind. No failure to exercise and no delay in exercising any rights hereunder on the part of the holder hereof shall operate as a waiver of such rights.

        THE VALIDITY, INTERPRETATION AND ENFORCEMENT OF THIS REVOLVING NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF THE STATE OF ILLINOIS, WITHOUT REGARD TO CONFLICT OF LAWS PROVISIONS.










                            [SIGNATURE PAGES FOLLOW]



                                      -2-
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        IN WITNESS WHEREOF, each Borrower has caused this Revolving Note to be executed and delivered by such Borrower's duly authorized officer as of the date first set forth above.

FRICTION PRODUCTS CO., an Ohio
corporation


By: /s/ Thomas A. Gilbride
   ---------------------------------
Name: Thomas A. Gilbride
     -------------------------------
Title: Vice President - Finance
      ------------------------------

HAWK BRAKE, INC., an Ohio corporation


By: /s/ Thomas A. Gilbride
   ---------------------------------
Name: Thomas A. Gilbride
     -------------------------------
Title: Vice President - Finance
      ------------------------------


HELSEL, INC., a Delaware corporation


By: /s/ Thomas A. Gilbride
   ---------------------------------
Name: Thomas A. Gilbride
     -------------------------------
Title: Vice President - Finance
     -------------------------------

HUTCHINSON PRODUCTS CORPORATION, a
Delaware corporation
By: /s/ Thomas A. Gilbride
   ---------------------------------
Name: Thomas A. Gilbride
     -------------------------------
Title: Vice President - Finance
      ------------------------------


LOGAN METAL STAMPINGS, INC., an Ohio
corporation


By: /s/ Thomas A. Gilbride
   ---------------------------------
Name: Thomas A. Gilbride
     -------------------------------
Title: Vice President - Finance
     -------------------------------

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S.K. WELLMAN HOLDINGS, INC., a Delaware
corporation


By: /s/ Thomas A. Gilbride
   ---------------------------------
Name: Thomas A. Gilbride
     -------------------------------
Title: Vice President - Finance
     -------------------------------


S.K. WELLMAN CORP., a Delaware corporation

By: /s/ Thomas A. Gilbride
   ---------------------------------
Name: Thomas A. Gilbride
     -------------------------------
Title: Vice President - Finance
     -------------------------------


WELLMAN FRICTION PRODUCTS U.K. CORP., a
Delaware corporation

By:  /s/ Thomas A. Gilbride
   ---------------------------------
Name: Thomas A. Gilbride
     -------------------------------
Title: Vice President - Finance
     -------------------------------